                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                   FORM 8-K/A

                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                       SECURITIES AND EXCHANGE ACT OF 1934




                               September 16, 1997
             ------------------------------------------------------
                Date of Report (Date of Earliest Event Reported)




                     TRANSCONTINENTAL REALTY INVESTORS, INC.
          ------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)




        Nevada                    0-13291                94-6565852
--------------------------------------------------------------------------------
(State of Incorporation)        (Commission             (IRS Employer
                                 File No.)            Identification No.)




10670 North Central Expressway, Suite 300, Dallas, TX       75231
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                  (Zip Code)




Registrant's Telephone Number, Including Area Code: (214) 692-4700
                                                   -----------------



                                 Not Applicable
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

This Form 8-K/A amends the Form 8-K Current Report dated September 16, 1997 and filed October 14, 1997 by Transcontinental Realty Investors, Inc. (the "Company") and provides required financial statements that were not available at the date of the original filing.

(a)  Pro forma financial information:

Pro forma statements of operations are presented for the year ended December 31, 1996 and the nine months ended September 30, 1997. A pro forma balance sheet as of September 30, 1997 is also presented.

A summary of the pro forma transactions follows:

On March 5, 1997, Transcontinental Realty Investors, Inc. (the "Company" or "Registrant") purchased the Terrace Hills Apartments, a 310 unit apartment complex in El Paso, Texas for $6.2 million, approximately 2.5% of the Company's assets at December 31, 1996. The seller of the property was Amstar/First Capital Joint Venture. The Company paid $1.4 million in cash and obtained new mortgage financing of $4.8 million. The mortgage bears interest at 8.07% per annum, requires monthly payments of principal and interest of $35,086 and matures in April 2007.

On March 28, 1997, the Company purchased the Crescent Place Apartments, a 120 unit apartment complex in Houston, Texas for $2.3 million, approximately 1.0% of the Company's assets at December 31, 1996. The seller of the property was Fort Bend Federal Savings and Loan Association. The Company paid $500,000 in cash and obtained new mortgage financing of $1.8 million. The mortgage bears interest at 8.5% per annum, requires monthly payments of principal and interest of $13,552 and matures in April 2004.

On March 31, 1997, the Company purchased the Savings of America Building, a 68,634 square foot office building in Houston, Texas for $1.6 million in cash, approximately .7% of the Company's assets at December 31, 1996. The seller of the property was Houston 3003 South Loop, Inc.

On May 1, 1997, the Company purchased the Treehouse Apartments, a 160 unit apartment complex in Irving, Texas for $3.4 million in cash, approximately 1.4% of the Company's assets at December 31, 1996. The seller of the property was Lennar Treehouse Limited Partnership.

On May 15, 1997, the Company purchased the Villas at Countryside Apartments, a 102 unit apartment complex in Sterling, Virginia, for $6.3 million, approximately 2.6% of the Company's assets at December 31, 1996. The seller of the property was R and M Villas, L.C. The Company paid $1.1 million in cash and assumed the existing mortgage of $5.2 million. The mortgage bears interest at a variable rate, currently 9.0% per annum, requires monthly payments of principal and interest of $38,768 and matures in December 1997.

On September 16, 1997, the Company purchased Bonita Plaza, a 47,777 square foot office building in Bonita, California, for $5.7 million, approximately 2.3% of the Company's assets at December 31, 1996. The seller of the property was Lennar U.S. Partners Limited Partnership. The Company paid $1.7 million in cash and obtained new mortgage financing of $4.0 million. The mortgage bears interest at a variable rate, currently 10.5% per annum, requires monthly interest only payments of $34,956 and matures in September 1998.

On September 25, 1997, the Company purchased Country Bend Apartments, a 166 unit apartment complex in Fort Worth, Texas, for $3.4 million, approximately 1.4% of the Company's assets at December 31, 1996. The seller of the property was Country Bend Properties, Ltd. The Company paid $743,000 in cash and assumed the existing mortgage of $2.6 million. The mortgage bears interest at 8.82% per annum, requires monthly payments of principal and interest of $21,913 and matures in May 2005.

On October 1, 1997, the Company purchased Encon Warehouse, a three building, 279,290 square foot warehouse facility in Fort Worth, Texas, for $4.7 million, approximately 1.9% of the Company's assets at December 31, 1996. The seller of the property was Seminary West Limited Partnership. The Company paid $1.2 million in cash and obtained new mortgage financing of $3.5 million. The mortgage bears interest at 8.5% per annum, requires monthly interest only payments of $24,792 for the first 36 months and thereafter requires monthly payments of principal and interest of $26,912 and matures in October 2007.

Also on October 1, 1997, the Company purchased the Sandstone Apartments, a 238 unit apartment complex in Mesa, Arizona, for $7.9 million, approximately 3.2% of the Company's assets at December 31, 1996. The seller of the property was EAG-Mesa Villas. The Company paid $2.0 million in cash and assumed the existing mortgage of $5.9 million. The mortgage bears interest at a variable rate, currently 8.25% per annum, requires monthly payments of principal and interest of $45,087 for the first sixty months and thereafter requires monthly payments of principal and interest of $49,962 and matures in August 2004.

On October 8, 1997, the Company purchased the Sunchase Apartments, a 300 unit apartment complex in Odessa, Texas, for $3.6 million, approximately 1.45% of the Company's assets at December 31, 1996. The seller of the property was Mr. Dan Martinez. The Company paid $1.5 million in cash and assumed the existing mortgage of $2.1 million. The mortgage bears interest at 9% per annum, requires monthly payments of principal and interest of $17,621 and matures in June 2001.

In 1997, the Company has also sold a shopping center, the Fiesta Mart, in February 1997, a .9976 acre parcel of land in February 1997 and a single family residence in April 1997. In connection with these sales, the Company received cash totaling $3.8 million.

These pro forma statements of operations present the Company's operations as if the purchases and sales transactions described above had occurred at the beginning of each of the periods presented.

                     TRANSCONTINENTAL REALTY INVESTORS, INC.
                                    PRO FORMA
                           CONSOLIDATED BALANCE SHEET
                               SEPTEMBER 30, 1997


                                                                    Encon      Sandstone      Sunchase
                                                       Actual(1)  Warehouse(2) Apartments(2) Apartments(2) Pro forma
                                                       ---------  ------------ ------------- ------------- ---------
                                                                            (dollars in thousands)
           Assets

Notes and interest receivable
   Performing ....................................     $  4,453     $     --     $     --     $     --     $  4,453
   Nonperforming .................................          404           --           --           --          404
                                                       --------     --------     --------     --------     --------
                                                          4,857           --           --           --        4,857

Less - allowance for estimated losses ............         (891)          --           --           --         (891)
                                                       --------     --------     --------     --------     --------
                                                          3,966           --           --           --        3,966

Real estate held for sale, net of accumulated
   depreciation ..................................          281           --           --           --          281


Real estate held for investment, net of
   accumulated depreciation ......................      256,636        4,918        8,293        3,709      273,556
Investments in partnerships ......................        4,290           --           --           --        4,290
Cash and cash equivalents ........................        4,449       (1,418)      (2,403)      (1,550)        (922)
Other assets .....................................       10,577           --           28           92       10,697
                                                       --------     --------     --------     --------     --------

                                                       $280,199     $  3,500     $  5,918     $  2,251     $291,868
                                                       ========     ========     ========     ========     ========


------------------
(1) Includes the Terrace Hills Apartments, Crescent Place Apartments and Savings of America Building which were acquired in March 1997 and the Treehouse Apartments and Villas at Countryside Apartments which were acquired in May 1997, the Bonita Plaza and Country Bend Apartments which were acquired in September 1997 and excludes the Fiesta Mart Shopping Center and a .9976 parcel of land that were sold in February 1997 and a single family residence that was sold in April 1997.

(2)  Assumes acquisition by the Company on January 1, 1997.

                     TRANSCONTINENTAL REALTY INVESTORS, INC.
                                    PRO FORMA
                           CONSOLIDATED BALANCE SHEET
                               SEPTEMBER 30, 1997


                                                                   Encon       Sandstone     Sunchase
                                                       Actual(1) Warehouse(2) Apartments(2) Apartments(2) Pro forma
                                                       --------- ------------ ------------- ------------- ---------
                                                                           (dollars in thousands)
Liabilities and Shareholders' Equity

Liabilities
Notes and interest payable .......................     $193,069     $  3,500     $  5,862     $  2,134     $204,565
Other liabilities ................................       12,160           --           56          117       12,333
                                                       --------     --------     --------     --------     --------
                                                        205,229        3,500        5,918        2,251      216,898

Commitments and contingencies


Shareholders' equity
Common Stock, $.01 par value; 10,000,000
   shares; issued and outstanding, 3,899,487
   shares ........................................           39           --           --           --           39
Paid-in capital ..................................      217,831           --           --           --      217,831
Accumulated distributions in excess of
   accumulated earnings ..........................     (142,900)          --           --           --     (142,900)
                                                       --------     --------     --------     --------     --------

                                                         74,970           --           --           --       74,970
                                                       --------     --------     --------     --------     --------

                                                       $280,199     $  3,500     $  5,918     $  2,251     $291,868
                                                       ========     ========     ========     ========     ========


------------------
(1) Includes the Terrace Hills Apartments, Crescent Place Apartments and Savings of America Building which were acquired in March 1997 and the Treehouse Apartments and Villas at Countryside Apartments which were acquired in May 1997, the Bonita Plaza and Country Bend Apartments which were acquired in September 1997 and excludes the Fiesta Mart Shopping Center and a .9976 parcel of land that were sold in February 1997 and a single family residence that was sold in April 1997.

                     TRANSCONTINENTAL REALTY INVESTORS, INC.
                        PRO FORMA STATEMENT OF OPERATIONS
                      NINE MONTHS ENDED SEPTEMBER 30, 1997

                                              Terrace          Crescent                                     Villas at
                                               Hills            Place       Savings of      Treehouse      Countryside
                               Actual       Apartments(1)    Apartments(1)    America      Apartments(1)   Apartments(1)
                             -----------    -------------    -------------  -----------    -------------   -------------
                                                               (dollars in thousands)
Income
   Rents ................    $    39,205     $       269     $       113    $       127     $       303      $       286
   Interest .............          1,283              --              --             --              --               --
                             -----------     -----------     -----------    -----------     -----------      -----------
                                  40,488             269             113            127             303              286

Expenses
   Property
     operations .........         23,403              41              45            127             211              112
   Interest .............         12,004              67              36             68             114              169
   Depreciation .........          7,048              21               3              4              24               18
   Advisory fee
    to affiliate ........          1,459              --              --             --              --               --
   General and
    administrative ......          1,977              --              --             --              --               --
                             -----------     -----------     -----------    -----------     -----------      -----------
                                  45,891             129              84            199             349              299

Net income (loss)
   from operations ......         (5,403)            140              29            (72)            (46)             (13)

Equity in income
   of investees .........            680              --              --             --              --               --
   Gain on sale of
    real estate .........          1,455              --              --             --              --               --
                             -----------     -----------     -----------    -----------     -----------      -----------

Net income (loss) .......    $    (3,268)    $       140     $        29    $       (72)    $       (46)     $       (13)
                             ===========     ===========     ===========    ===========     ===========      ===========


Earnings per share
   Net (loss) ...........    $      (.83)
                             ===========


Weighted average
   shares of Common
   Stock used in
   computing
   earnings per
   share ................      3,910,991
                             ===========


                           Bonita      Country Bend       Encon        Sandstone       Sunchase          Fiesta
                           Plaza(1)    Apartments(1)    Warehouse(1)  Apartments(1)   Apartments(1)      Mart(2)        Pro forma
                          -----------  -------------    ------------  -------------   -------------    -----------     -----------
                                                               (dollars in thousands)
Income
   Rents ................ $       580    $       561     $       385    $       889    $       668     $       (11)    $    43,375
   Interest .............          --             --              --             --             --              --           1,283
                          -----------    -----------     -----------    -----------    -----------     -----------     -----------
                                  580            561             385            889            668             (11)         44,658

Expenses
   Property
     operations .........         140            395              --            305            372              (4)         25,147
   Interest .............         304            166             223            363            142              (1)         13,655
   Depreciation .........          78             48              74            124             56             (39)          7,459
   Advisory fee
    to affiliate ........          --             --              --             --             --              --           1,459
   General and
    administrative ......          --             --              --             --             --              --           1,977
                          -----------    -----------     -----------    -----------    -----------     -----------     -----------
                                  522            609             297            792            570             (44)         49,697

Net income (loss)
   from operations ......          58            (48)             88             97             98              33          (5,039)

Equity in income
   of investees .........          --             --              --             --             --              --             680
   Gain on sale of
    real estate .........          --             --              --             --             --              --           1,455
                          -----------    -----------     -----------    -----------    -----------     -----------     -----------

Net income (loss) ....... $        58    $       (48)    $        88    $        97    $        98     $        33     $    (2,904)
                          ===========    ===========     ===========    ===========    ===========     ===========     ===========


Earnings per share
   Net (loss)............                                                                                              $      (.73)
                                                                                                                       ===========


Weighted average
   shares of Common
   Stock used in
   computing
   earnings per
   share ................                                                                                                3,910,991
                                                                                                                       ===========


-------------------

(1) Assumes acquisition by the Company on January 1, 1997. Results of operations subsequent to respective dates of acquisition are included in "Actual" column.

(2)  Assumes sale on January 1, 1997.

                     TRANSCONTINENTAL REALTY INVESTORS, INC.
                        PRO FORMA STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1996

                                              Terrace         Crescent                                     Villas at
                                               Hills           Place        Savings of     Treehouse      Countryside
                                Actual      Apartments(1)   Apartments(1)   America(1)    Apartments(1)  Apartments(1)
                             -----------    -------------   -------------   ----------    -------------  -------------
                                                               (dollars in thousands)
Income
   Rents ................    $    45,405     $     1,519     $       532    $       627    $       982    $       863
   Interest .............          1,473              --              --             --             --             --
                             -----------     -----------     -----------    -----------    -----------    -----------
                                  46,878           1,519             532            627            982            863
Expenses
   Property
    operations ..........         28,491             756             309            451            578            332
   Interest .............         14,999             382             149            108            229            462
   Depreciation .........          8,461             129              49             34             72            132
   Advisory fee to
    affiliate ...........          1,784              --              --             --             --             --
   General and
    administrative ......          2,685              --              --             --             --             --
   Litigation
    settlement ..........         (1,500)             --              --             --             --             --
   Provision for
    losses ..............          1,579              --              --             --             --             --
                             -----------     -----------     -----------    -----------    -----------    -----------
                                  56,499           1,267             507            593            879            926
Income (loss)
   from operations ......         (9,621)            252              25             34            103            (63)
Equity in income
   of investees .........            (20)             --              --             --             --             --
Gains on sale of
   real estate ..........          1,579              --              --             --             --             --
                             -----------     -----------     -----------    -----------    -----------    -----------
Net income (loss)
   before extra-
   ordinary gain ........         (8,062)            252              25             34            103            (63)
Extraordinary
   gain .................            256              --              --             --             --             --
                             -----------     -----------     -----------    -----------    -----------    -----------
Net (loss) ..............    $    (7,806)    $       252     $        25    $        34    $       103    $       (63)
                             ===========     ===========     ===========    ===========    ===========    ===========

Earnings per share
   Net (loss) ...........    $     (1.96)
                             ===========

Weighted average
   shares of Common
   Stock used in
   computing
   earnings per
   share ................      3,994,687



                           Bonita      Country Bend       Encon        Sandstone       Sunchase          Fiesta
                           Plaza(1)    Apartments(1)    Warehouse(1)  Apartments(1)   Apartments(1)      Mart(2)        Pro forma
                          -----------  -------------    ------------  -------------   -------------    -----------     -----------
                                                               (dollars in thousands)
Income
   Rents ................ $       806    $       765     $       513    $     1,186    $       890     $       (78)    $    54,010
   Interest .............          --             --              --             --             --              --           1,473
                          -----------    -----------     -----------    -----------    -----------     -----------     -----------
                                  806            765             513          1,186            890             (78)         55,483
Expenses
   Property
    operations ..........         186            527              --            407            496             (27)         32,506
   Interest .............         439            227             298            489            175             (10)         17,947
   Depreciation .........         117             72              98            166             74             (27)          9,377
   Advisory fee to
    affiliate ...........          --             --              --             --             --              --           1,784
   General and
    administrative ......          --             --              --             --             --              --           2,685
   Litigation
    settlement ..........          --             --              --             --             --              --          (1,500)
   Provision for
    losses ..............          --             --              --             --             --              --           1,579
                          -----------    -----------     -----------    -----------    -----------     -----------     -----------
                                  742            826             396          1,062            745             (64)         64,378
Income (loss)
   from operations ......          64            (61)            117            124            145             (14)         (8,895)
Equity in income
   of investees .........          --             --              --             --             --              --             (20)
Gains on sale of
   real estate ..........          --             --              --             --             --              --           1,579
                          -----------    -----------     -----------    -----------    -----------     -----------     -----------
Net income (loss)
   before extra-
   ordinary gain ........          64            (61)            117            124            145             (14)         (7,336)
Extraordinary
   gain .................          --             --              --             --             --              --             256
                          -----------    -----------     -----------    -----------    -----------     -----------     -----------
Net (loss) .............. $        64    $       (61)    $       117    $       124    $       145     $       (14)    $    (7,080)
                          ===========    ===========     ===========    ===========    ===========     ===========     ===========

Earnings per share
   Net (loss) ...........                                                                                              $     (1.77)
                                                                                                                       ===========

Weighted average
   shares of Common
   Stock used in
   computing
   earnings per
   share ................                                                                                                3,994,687
                                                                                                                       ===========


-----------------
(1)  Assumes acquisition by the Company on January 1, 1996.

(2)  Assumes sale on January 1, 1996.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(b)  Financial statements of property acquired:


Exhibit
Number                      Description
-------                     -----------
99.0     Audited Statement of Revenue and Direct Operating Expenses of Terrace
         Hills Apartments for the year ended December 31, 1996.

99.1     Audited Statement of Revenue and Direct Operating Expenses of Treehouse
         Apartments for the year ended December 31, 1996.

99.2     Audited Statement of Revenue and Direct Operating Expenses of Villas at
         Countryside Apartments for the year ended December 31, 1996.

99.3     Audited Statement of Revenue and Direct Operating Expenses of Bonita
         Plaza for the year ended December 31, 1996.

99.4     Audited Statement of Revenue of Encon Warehouse for the year ended
         December 31, 1996.

99.5     Audited Statement of Revenue and Direct Operating Expenses of Sandstone
         Apartments for the year ended December 31, 1996.

99.6     Audited Statement of Revenue and Direct Operating Expenses of Sunchase
         Apartments for the year ended December 31, 1996.


                          ---------------------------


                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                              TRANSCONTINENTAL REALTY INVESTORS,
                                              INC.




Date:  December 3, 1997                       By: /s/ Thomas A. Holland
     ---------------------                       --------------------------
                                                 Thomas A. Holland
                                                 Executive Vice President and
                                                 Chief Financial Officer
                                                 (Principal Financial and
                                                 Accounting Officer)

                     TRANSCONTINENTAL REALTY INVESTORS, INC.

                                   EXHIBITS TO
                          CURRENT REPORT ON FORM 8-K/A

                            Dated September 16, 1997



Exhibit
Number                      Description
-------                     -----------
99.0     Audited Statement of Revenue and Direct Operating Expenses of
         Terrace Hills Apartments for the year ended December 31, 1996.

99.1     Audited Statement of Revenue and Direct Operating Expenses of
         Treehouse Apartments for the year ended December 31, 1996.

99.2 Audited Statement of Revenue and Direct Operating Expenses of Villas at Countryside Apartments for the year ended December 31, 1996.

99.3     Audited Statement of Revenue and Direct Operating Expenses of Bonita
         Plaza for the year ended December 31, 1996.

99.4     Audited Statement of Revenue of Encon Warehouse for the year ended
         December 31, 1996.

99.5     Audited Statement of Revenue and Direct Operating Expenses of
         Sandstone Apartments for the year ended December 31, 1996.

99.6     Audited Statement of Revenue and Direct Operating Expenses of
         Sunchase Apartments for the year ended December 31, 1996.
